UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 29, 2008

                                LOGICVISION, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                 0-31773                   94-3166964
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(State or other jurisdiction     (Commission              (I.R.S. Employer
      of incorporation)         File Number)            Identification No.)

25 Metro Drive, 3rd Floor San Jose, California                  95110
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   (Address of principal executive offices)                   (Zip Code)

               Registrant's telephone number, including area code
                                 (408) 453-0146

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On January 29, 2008, LogicVision, Inc. issued a press release announcing its financial results for the fourth quarter of 2007 and the fiscal year ended December 31, 2007. A copy of the earnings release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit     Description
-------     -----------

99.1 Press release dated January 29, 2008 announcing the fourth quarter of 2007 and fiscal year 2007 financial results.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2008
                                    LOGICVISION, INC.


                                    By:    /s/ Bruce M. Jaffe
                                           -------------------------------------
                                           Bruce M. Jaffe
                                           Vice President of Finance and Chief
                                           Financial Officer

                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------

99.1 Press release dated January 29, 2008 announcing the fourth quarter of 2007 and fiscal year 2007 financial results.